UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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LEISURE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED OCTOBER 19, 2020

LEISURE ACQUISITION CORP.

250 West 57th Street, Suite 415

New York, New York 10107

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [  ●  ], 2020

To the Stockholders of Leisure Acquisition Corp.:

You are cordially invited to attend a special meeting in lieu of the 2020 annual meeting of stockholders (the “Special Meeting”) of Leisure Acquisition Corp. (the “Company,” “we,” us,” and “our”) to be held on     ●   ,   ●  , 2020, at ● a.m. local time at the Company’s offices at 250 West 57th Street, Suite 415, New York, New York 10107. At the Special Meeting, which is in lieu of the 2020 annual meeting of stockholders, you will be asked to consider and vote on the following proposals:

1.	a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (our “charter”), in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which the Company must consummate a business combination (the “Extension”) from December 1, 2020 to ● , 2021 (the “Extended Date”);

2.	a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated December 1, 2017, as amended (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), in the form set forth in Annex B to the accompanying proxy statement, to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from December 1, 2020 to the Extended Date;

3.	a proposal to elect (the “Director Proposal”) two directors to serve as Class III directors on our Board of Directors (“Board”) until our 2023 annual meeting of stockholders or until their respective successors are elected and qualified;

4.	a proposal to ratify (the “Auditor Proposal”) our Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

5.	a proposal to adjourn (the “Adjournment Proposal”) the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the foregoing proposals.

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. While we are currently in discussions regarding a potential business combination opportunity, our Board believes that there will not be sufficient time before December 1, 2020 to complete a business combination. Accordingly, our Board has determined that it would be in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date. If the Company enters into a definitive agreement for a business combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, the Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by stockholders.

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment. The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete the business combination in the timeframe currently contemplated by its charter. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the business combination is submitted to stockholders.

Redemptions by public stockholders will reduce the amount held in the trust account, which held approximately $[13.2] million as of September 30, 2020. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. In addition, if the amount of the redemptions would cause the Company to have net tangible assets of less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules), the Company will not proceed with the Extension Amendment or Trust Amendment.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days before the Special Meeting. You may tender your shares by either delivering your stock certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.__ at the time of the Special Meeting. The closing price of the Company’s common stock on   ● , 2020 was $10.__. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving $ ●  [more/less] for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Trust Amendment proposals are not approved at the Special Meeting or any adjournment or postponement thereof and we do not consummate a business combination by December 1, 2020, in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $75,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Approval of the Extension Amendment and the Trust Amendment requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Directors are elected by a plurality of the votes cast in person or by proxy at the Special Meeting. The Auditor Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting.

Only stockholders of record at the close of business on October 20, 2020 are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT, “FOR” THE TRUST AMENDMENT, “FOR” THE DIRECTOR PROPOSAL, “FOR” THE AUDITOR PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

Your vote is important. Please review the accompanying proxy statement and vote as promptly as possible to ensure that your shares are represented at the meeting.

● , 2020

By Order of the Board,

A. Lorne Weil
Executive Chairman

The accompanying proxy statement and other materials are being mailed beginning on or about ● , 2020.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on ● , 2020:

The Proxy Statement and 2019 Annual Report on Form 10-K are available through the Investors link on our website at www.leisureacq.com.

i

LEISURE ACQUISITION CORP.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

● , 2020

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

Why did you send me these proxy materials?

These proxy materials are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Leisure Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at a special meeting in lieu of the 2020 annual meeting of stockholders (the “Special Meeting”) to be held on ● , ● , 2020 at ● a.m. local time at the Company’s offices at 250 West 57th Street, Suite 415, New York, New York 10107, or at any adjournment or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

What is included in these materials?

The materials include:

●	this proxy statement;

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2020; and

●	a proxy card or voter instruction form.

What proposals will be addressed at the Special Meeting?

Stockholders will be asked to consider the following proposals at the Special Meeting:

1.	To amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended (our “charter”), in the form set forth in Annex A, to extend the date by which the Company must consummate a business combination (the “Extension”) from December 1, 2020 to ● , 2021 (the “Extended Date”) (the “Extension Amendment”).

2.	To amend the Company’s investment management trust agreement, dated December 1, 2017, as amended (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”), in the form set forth in Annex B, to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from December 1, 2020 to the Extended Date (the “Trust Amendment”).

3.	To elect two directors to serve as Class III directors on our Board until our 2023 annual meeting of stockholders or until their respective successors are elected and qualified (the “Director Proposal”).

4.	To ratify our Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020 (the “Auditor Proposal”).

5.	To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Adjournment Proposal”).

We will also consider any other business that properly comes before the Special Meeting.

Why is the Company proposing the Extension Amendment and the Trust Amendment?

We are a blank check company incorporated on September 11, 2017, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We completed our IPO on December 5, 2017 from which we derived gross proceeds of $200,000,000. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares sold in our IPO if a qualifying business combination isn’t consummated on or before a certain date (in our case, December 1, 2020). Our Board believes that it is in the best interests of stockholders to continue the Company’s existence until the Extended Date in order to allow us more time to complete a business combination.

You are not being asked to vote on a business combination at this time. If the Extension Amendment and Trust Amendment proposals are approved and implemented and you do not elect to redeem your public shares at this time, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

How does the Board of Directors recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” the Extension Amendment, “FOR” the Trust Amendment, “FOR” the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Adjournment Proposal.

Who may vote at the Special Meeting?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on October 20, 2020 (the “Record Date”) are entitled to vote at the Special Meeting. The shares owned include shares you held on that date directly in your name as the stockholder of record and/or shares in the name of a broker, bank or other holder of record where the shares were held for you as the beneficial owner. Each share of common stock is entitled to one vote on each matter to be voted on. As of the Record Date, there were 6,262,283 shares of our common stock issued and outstanding.

What happens if the Extension Amendment and Trust Amendment are not approved?

If the Extension Amendment and Trust Amendment are not approved at the Special Meeting or at any adjournment or postponement thereof and we have not consummated a business combination by December 1, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $75,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to the warrants which will expire worthless in the event we wind up.

How do I exercise my redemption rights?

Holders of public shares (i.e., the shares of common stock that were sold as part of the units in our IPO whether purchased in the IPO or thereafter in the open market) may elect to redeem all or a portion of their public shares in connection with the Extension Amendment and the Trust Amendment regardless of how or whether such public stockholders vote in regard to those amendments or whether they were holders as of the Record Date.

In order to exercise your redemption rights, prior to 5:00 p.m., Eastern time on ●  , 2020 (two business days before the Special Meeting), you must either physically tender your stock certificates to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or deliver your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares (i.e., those not redeemed in connection with the Special Meeting) will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the business combination is submitted to stockholders.

What are the federal income tax consequences of exercising my redemption rights?

Stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of our common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. The redemption, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in our stock, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Company’s common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the common stock. See the section entitled “Proposal 1 and Proposal 2 — The Extension Amendment and The Trust Amendment — Material United States Federal Income Tax Considerations” below for a more detailed discussion.

If I hold the Company’s warrants, can I exercise redemption rights with respect to my warrants?

No. The holders of our warrants have no redemption rights with respect to the warrants.

If I hold the Company’s units, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered directly in your own name (i.e., not in “street name”) (see “What is the difference between holding shares as a stockholder of record and as a beneficial owner?” below), you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If you hold units in street name, you must instruct the broker, dealer, commercial bank, trust company or other nominee for your units to separate the units. Your nominee must send written instructions to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a stockholder of record. In that case, the proxy materials have been sent to you by the transfer agent.

Beneficial Stockholders. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” As a result, the proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares.

How do I vote?

If you hold the shares directly in your name, you can vote by completing, signing, dating and mailing the enclosed proxy card or you can vote in person at the Special Meeting. By submitting your vote by proxy, the individuals whose names are listed on the proxy card accompanying this proxy statement will act as your proxies and vote your shares as you direct on the proxy card. If a proposal comes up for vote at the Special Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

If you are the beneficial owner and your shares are held in the name of your brokerage firm, bank or other nominee, please refer to the voting instruction form provided by your brokerage firm, bank or other nominee for instructions on the voting methods they offer which typically include Internet and telephone voting options. If you would like to vote in person at the Special Meeting instead of by proxy, you will need to obtain a “legal proxy” from your broker, bank or other nominee.

How do the Company’s insiders intend to vote their shares?

Our directors, officers and other initial stockholders and their respective affiliates are expected to vote the common stock over which they have voting control in favor of the Extension Amendment, the Trust Amendment and the other proposals.

These stockholders have also waived their redemption rights with respect to their founder shares. On the Record Date, these stockholders beneficially owned and were entitled to vote ● of the Company’s shares, including 5,000,000 founder shares, representing approximately ● % of the Company’s outstanding common stock.

These stockholders may choose to buy additional public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. Any such purchases that are completed after the Record Date for the Special Meeting may include an agreement with a selling stockholder that such stockholder will vote in favor of the Extension Amendment and Trust Amendment proposals and will not exercise redemption rights with respect to the shares. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against these proposals and/or would have elected to redeem their shares. Any public shares so purchased will be voted in favor of these proposals.

What interests do the Company’s insiders have in the approval of the proposals?

Our directors, officers and other initial stockholders and their respective affiliates have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that will become worthless, and loans that will not be repaid, in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal 1 and Proposal 2 — The Extension Amendment and The Trust Amendment — Interests of the Company’s Insiders and Initial Stockholders.”

How many votes must be present to hold the Special Meeting?

A quorum is necessary in order to carry on the business of the Special Meeting. This means at least a majority of the outstanding shares of common stock eligible to vote must be represented at the meeting, either by proxy or in person. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. “Broker non-votes” (described below) and withhold or abstain responses are included for purposes of determining the presence of a quorum.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. If your shares are held in “street name” and you do not provide your brokerage firm, bank or other nominee with voting instructions, under certain circumstances, your shares may be voted by your brokerage firm, bank or other nominee on a matter that is considered routine under the rules of the stock exchange (and, as to other matters that are non-routine, your shares would be considered “broker non-votes”). Only the Auditor Proposal is considered routine. If you do not provide voting instructions on how to vote your shares, your brokerage firm may vote on the Auditor Proposal and the shares would be considered present for purposes of determining a quorum but will refrain from voting on the other proposals (the Extension Amendment, the Trust Amendment, the Director Proposal or the Adjournment Proposal) and the shares would be considered “broker non-votes” with respect to these proposals.

What vote is required to adopt the Extension Amendment and the Trust Amendment?

Approval of the Extension Amendment and the Trust Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote “Against” the proposals.

What vote is required for the Director Proposal?

Directors are elected by a plurality of the votes cast at the Special Meeting. Neither broker non-votes nor any withhold votes will have an effect on this proposal, assuming that a quorum is present.

What vote is required for the Auditor Proposal?

Approval of the Auditor Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter at the Special Meeting. Only votes cast “For” or “Against” count; abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required for the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter at the Special Meeting. Only votes cast “For” or “Against” count; abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Can I change or revoke my vote?

You may revoke your proxy and change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at 250 West 57th Street, Suite 415, New York, New York 10107 so that it is received by the Secretary prior to the Special Meeting or by attending and voting in person at the Special Meeting if you are a stockholder of record. You also may revoke your proxy by sending a notice of revocation in writing to the Company’s Secretary.

Please note, however, that if you are a beneficial stockholder and wish to change or revoke your proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares in person at the Special Meeting, by attending and voting in person.

What happens if I do not indicate how to vote my proxy?

If you are a record holder and you sign and return your proxy card but do not specify a vote with respect to the proposals, your proxy will follow the Board’s recommendations and your shares will be voted in favor of the proposals in this proxy statement.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Special Meeting?

The voting results will be included in a Current Report on Form 8-K filed with the SEC and available through the SEC’s website at www.sec.gov or our website at www.leisureacq.com, within four business days following the Special Meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of preparing, assembling, printing and mailing the proxy materials, and the cost of soliciting proxies relating to the Special Meeting. We will also reimburse brokerage firms and other persons representing beneficial stockholders for expenses incurred in forwarding proxy materials to such beneficial stockholders. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

What is householding?

Where multiple stockholders reside in the same household, we may deliver a single proxy statement and annual report, along with separate proxy cards to that address unless we have received other instructions. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. If you and another registered shareholder residing in the same household each receive separate materials and as a household wish to receive only one set or if you received a single set and would like to receive separate sets, you may request a change in delivery preferences. If you are the record holder of the shares, please contact Continental Stock Transfer & Trust Company, our transfer agent, at (212) 509-4000 to request the change. Beneficial owners should contact the broker, bank or other record holder of their shares to request the change.

Who can help answer my questions?

If you have any questions about the proposals described in the proxy statement or how to execute your vote, you can contact the Company’s Chief Financial Officer and Secretary, George Peng, at (646) 565-6940 or send a letter to Mr. Peng at Leisure Acquisition Corp, 250 West 57th Street, Suite 415, New York, New York 10107.

If you intend to seek redemption of your public shares and have questions regarding tendering your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, statements regarding the Company’s expectations for completing a business combination, financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements.

Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements.

For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC and our other filings with the SEC. The Company’s filings with the SEC can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

BACKGROUND

Leisure Acquisition Corp.

The Company was formed as a special purpose acquisition company on September 11, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The sponsors of our Company are (1) Hydra Management LLC, a Delaware limited liability company (the “Hydra sponsor”), an affiliate of A. Lorne Weil, our Executive Chairman; and (2) Matthews Lane Capital Partners LLC, a Delaware limited liability company (the “Matthews Lane sponsor”), an affiliate of Daniel B. Silvers, our Chief Executive Officer and Director. HG Vora Capital Management, LLC., on behalf of one or more funds or accounts managed by it, is a strategic investor in the Company.

On December 5, 2017, we consummated our IPO of 20,000,000 units, with each unit consisting of one share of our common stock, and one-half (1/2) of one warrant, each whole warrant entitling the holder to purchase one share of common stock at a price of $11.50. The units in the IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $200,000,000. Simultaneously with the consummation of the IPO, we consummated a private placement of 6,825,000 private placement warrants at a price of $1.00 per warrant to affiliates of our sponsors, our strategic investor and certain members of our management team, which generated gross proceeds of $6,825,000.

On November 26, 2019, our stockholders approved an extension of the period of time for which we are required to consummate a business combination from December 5, 2019 to April 5, 2020 (the “Initial Extension”). The number of shares of common stock redeemed by public stockholders in connection with the Initial Extension was 1,123,749 for an aggregate cash redemption amount of approximately $11,583,500. In connection with the Initial Extension, the Company agreed to contribute $0.03 per month to the trust account for each of the Company’s outstanding public shares (the “Contribution”), subject to certain conditions. Contributions were made by the Company to the trust account for each of the four monthly periods covered by the extension.

On December 5, 2019, we entered into an expense advancement agreement with GTWY Holdings Limited (“GTWY Holdings”) (as discussed below), pursuant to which GTWY Holdings committed to provide approximately $566,300 to us to fund the Contribution for the first monthly period covered by the Initial Extension (i.e., December 6, 2019 to January 5, 2020). The Company drew down this amount by issuing an unsecured promissory note to GTWY Holdings.

On December 27, 2019, we entered into an Agreement and Plan of Merger (“Merger Agreement”) with GTWY Holdings, the parent of Gateway Casinos & Entertainment Limited, relating to a proposed business combination between us and Gateway (the “Gateway Transaction”).

On January 15, 2020, we issued unsecured promissory notes in the aggregate amount of $1,000,000 to our sponsors and strategic investor pursuant to our drawdown of their commitment under our expense advancement agreement with such parties in order fund our working capital requirements and Contributions to the trust account for the Initial Extension. Under the terms of the promissory notes, the holders had the option to convert their notes into warrants at a price of $1.00 per warrant subject to the same terms and conditions as the private placement warrants. The notes were converted in full on June 25, 2020 into an aggregate of 1,000,001 warrants.

On March 26, 2020, our stockholders approved an extension of the period of time for which we are required to consummate a business combination from April 5, 2020 to June 30, 2020 (the “Second Extension”). The number of shares of common stock redeemed by public stockholders in connection with the Second Extension was 16,837,678 for an aggregate cash redemption amount of approximately $176,283,500.

On June 26, 2020, our stockholders approved an extension of the period of time for which we are required to consummate a business combination from June 30, 2020 to December 1, 2020 (the “Third Extension”). The number of shares of common stock redeemed by public stockholders in connection with the Third Extension was 776,290 for an aggregate cash redemption amount of approximately $8,099,000.

The Gateway Transaction was not consummated by July 15, 2020, the “outside date” under the Merger Agreement, whereupon we gave notice of termination.

As of September 30, 2020, the Company had approximately $[13.2] million of cash in the trust account.

Our units, common stock and warrants trade on the Nasdaq Capital Market (“Nasdaq”).

The mailing address of the Company’s principal executive office is 250 West 57th Street, Suite 415, New York, New York 10107, and its telephone number is (646) 565-6940.

Timeline for Completing a Business Combination

Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of the public shares sold in our IPO if a qualifying business combination isn’t consummated on or before a certain date (in our case, December 1, 2020). While we are currently in discussions regarding a potential business combination opportunity, our Board believes that there will not be sufficient time before December 1, 2020 to complete a business combination. Accordingly, our Board has determined that it would be in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date. If the Company enters into a definitive agreement for a business combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

If the Extension Amendment and Trust Amendment are approved, although the Company will continue to be listed on Nasdaq, the Company may not be able to continue to meet the listing standards of Nasdaq. On December 1, 2017, the SEC declared the Company’s IPO registration statement effective and the Company’s securities became listed on Nasdaq. Under NASDAQ listing rule IM-5101-2 (the “Listing Rule”), the Company is required to complete a business combination within 36 months of the effectiveness of its IPO registration statement (i.e., by December 1, 2020) in order to remain listed on Nasdaq. There is no assurance that the Company will not receive a delisting letter from Nasdaq. Upon receipt of any such delisting letter, the Company will have the option to appeal Nasdaq’s determination. To the extent that the Company receives a delisting letter, the Company intends to appeal the Nasdaq delisting in order to permit the continued listing of the Company on Nasdaq so that the Company can consummate an initial business combination by the Extended Date. If the Company is not successful in its appeal to Nasdaq, the Company will either (1) seek to have its securities quoted on the over-the-counter market, or (2) take steps to wind down the Company. See the Risk Factor “Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.” in our Annual Report on Form 10-K for the year ended December 31, 2019, which is incorporated by reference herein.

You are not being asked to vote on a business combination at this time. If the Extension Amendment and Trust Amendment proposals are approved and implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

PROPOSAL 1 AND PROPOSAL 2 -- THE EXTENSION AMENDMENT AND TRUST AMENDMENT

The Extension Amendment

The Extension Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 1, 2020 to the Extended Date which is ●  , 2021. The complete text of the proposed amendment to the charter is attached to this proxy statement as Annex A.

The Trust Amendment

The Trust Amendment would amend our existing trust agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from December 1, 2020 to the Extended Date. The complete text of the proposed amendment to the trust agreement is attached to this proxy statement as Annex B.

Reasons for the Extension Amendment and Trust Amendment

The Extension Amendment and Trust Amendment are essential to allowing the Company more time to complete a business combination. Our Board believes that there will not be sufficient time before December 1, 2020 to complete a business combination. Accordingly, our Board has determined that it would be in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date.

If the Extension Amendment and Trust Amendment Are Not Approved

If the Extension Amendment and Trust Amendment are not approved and we do not consummate a business combination by December 1, 2020, in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $75,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension Amendment and Trust Amendment proposals are approved and implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account, in the event such business combination is approved and completed by the Extended Date.

Redemption Rights in Connection with the Extension Amendment and Trust Amendment Proposals

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment proposals regardless of how such public stockholders vote in regard to the amendments. However, the Company will not proceed with the Extension if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.__at the time of the Special Meeting. The closing price of the Company’s common stock on  ●  , 2020 was $10.__. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving $ ●  [more/less] for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the business combination is submitted to stockholders and would be entitled to have their shares redeemed if the Company has not completed a business combination by the Extended Date.

In order to exercise your redemption rights, prior to 5:00 p.m., Eastern time on ●  , 2020 (two business days before the Special Meeting), you must either physically tender your stock certificates to the Company’s transfer agent. at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com or deliver your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above

Material United States Federal Income Tax Considerations

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion applies only to those who hold common stock as a capital asset for U.S. federal income tax purposes.

This discussion does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

●	financial institutions;

●	insurance companies;

●	dealers or traders subject to a mark-to-market method of tax accounting with respect to the securities;

●	persons holding the securities as part of a ‘‘straddle,’’ hedge, integrated transaction or similar transaction;

●	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

●	partnerships or other pass-through entities for U.S. federal income tax purposes and their partners or owners;

●	regulated investment companies or real estate investment trusts; and

●	tax-exempt entities.

If you are a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners will generally depend on the status of the partners and your activities. Partnerships (and other entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our securities are urged to consult their own tax advisors regarding the tax consequences of the exercise of your redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes). No ruling from the Internal Revenue Service (the “IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set forth below.

You are urged to consult your own tax advisors with respect to the application of U.S. federal income tax laws to your particular situation, as well as any tax consequences arising under any U.S. federal non-income taxes and the laws of any state, local or foreign jurisdiction.

U.S. Federal Income Tax Treatment of Redeeming Stockholders

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our units, shares of common stock or warrants who or that is, for U.S. federal income tax purposes: an individual who is a citizen or resident of the United States; a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia; an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. holder elects to redeem its common stock, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the common stock under Section 302 of the Code.

If the redemption qualifies as a sale of common stock, the U.S. holder generally will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in the redemption disposition and (ii) the U.S. holder’s adjusted tax basis in its redeemed common stock. A U.S. holder’s adjusted tax basis in its common stock generally will equal the U.S. holder’s acquisition cost for the shares. If the shares were acquired as a unit with our warrants, the cost of the unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the acquisition. Any such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the U.S. holder’s holding period for such redeemed shares exceeds one year.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. A redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the “substantially disproportionate test” the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following such redemption must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before such redemption. There will be a “complete termination” of a U.S. holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

If the redemption does not qualify as a sale of common stock, the U.S. holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the distributions exceeds current and accumulated earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described in the preceding paragraphs.

In the event the redemption is treated as a distribution, any remaining tax basis of the U.S. holder in the redeemed common stock will be added to the U.S. holder’s adjusted tax basis in its common shares that are still owned by the U.S. holder. If the U.S. holder no longer owns any actual common shares, the U.S. holder should consult its own tax advisor as to possible reallocation of the tax basis in its warrants or in other stock constructively owned by it.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to gross proceeds from the redemption of shares, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our units, shares of common stock and warrants who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	a foreign estate or trust;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your own tax advisors regarding the U.S. federal income tax consequences of the exercise of your redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment.

Redemption of Common Stock

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s common stock generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s common stock, as described under “U.S. Holders — Redemption of Common Stock”.

If a redemption of a Non-U.S. holder’s shares is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes. Provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). In the case of any constructive dividend, it is possible that this tax would be withheld from any amount owed to a Non-U.S. holder by the applicable withholding agent, including cash distributions on other property or sale proceeds from warrants or other property subsequently paid or credited to such holder. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock. In addition, if we determine that we are classified as a “U.S. real property holding corporation”, we may withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

Dividends that we pay to a Non-U.S. holder that are effectively connected with such Non-U.S. holder’s conduct of a trade or business within the United States (or if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder) generally will not be subject to U.S. withholding tax, provided such Non-U.S. holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such effectively connected income will generally be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, unless an applicable income tax treaty provides otherwise. A Non-U.S. corporation receiving effectively connected income may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

If a redemption of a Non-U.S. holder’s shares is treated as a sale, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such sale, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of our common stock. There can be no assurance that our common stock will be treated as regularly traded on an established securities market for this purpose. These rules may be modified for Non-U.S. holders of warrants. If we are or have been a “United States real property holding corporation” and you own warrants, you are urged to consult your own tax advisors regarding the application of these rules.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation, although no assurance can be given that it will not become one in the future. We would be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with gross proceeds from the redemption of shares. A Non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will generally satisfy the certification requirements necessary to avoid the backup withholding as well. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

FATCA Withholding Taxes

Pursuant to Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividend which could include proceeds from a redemption treated as a distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

The foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company urges you to consult with your own tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or non-U.S. income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Interests of the Company’s Insiders and Initial Stockholders

When you consider the recommendation of the Company’s Board, you should keep in mind that the Company’s directors, officers and other initial stockholders and their respective affiliates, including the Company’s sponsors, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment and the Trust Amendment are not approved and we do not consummate a business combination by December 1, 2020, the 5,000,000 founder shares held by the Company’s initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 7,825,001 private placement warrants (including 6,825,000 acquired simultaneously with the IPO) for an aggregate consideration of $7,825,000 or $1.00 per warrant (as they will expire). Such common stock and warrants had an aggregate market value of approximately $ ● based on the last sale price of the Company’s public shares and warrants of $ ● and $ ● , respectively, on Nasdaq on ● , 2020.

●	In connection with the IPO, to protect the amounts held in the trust account, the sponsors agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share or (ii) such lesser amount per share held in the trust account on the liquidation date due to reductions in the value of the trust assets, in each case net of the amount of interest withdrawn to pay our franchise and income tax obligations, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities.

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment and Trust Amendment are not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Company’s sponsors and strategic investor loaned an aggregate of $1,000,000 to the Company, in accordance with unsecured promissory notes issued on January 15, 2020 pursuant to an expense advance agreement dated December 1, 2017 which were subsequently converted by the holders into warrants at a price of $1.00 per warrant. As described above, such warrants would expire worthless if a business combination is not completed. An additional $125,000 remains available for drawdown by the Company pursuant to an amendment to the expense advancement agreement dated June 29, 2020. The Company has not yet utilized the remaining commitment but expects to repay any such loaned amounts out of the proceeds of the trust account released upon completion of a business combination. Alternatively, the sponsors and strategic investor would have the option to convert the promissory notes to warrants at a price of $1.00 per warrant. In the event the Company does not complete the business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Accordingly, if the business combination is not completed, the Company will most likely not be able to repay the loans.

●	None of Company’s officers or directors or other personnel have received any cash compensation for services rendered to the Company. Certain of the Company’s personnel may be able to remain with the Company after the completion of a business combination if they are able to negotiate employment or consulting agreements in connection with the business combination or remain on the Board. Such discussions and negotiations may take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or securities for services they would render to the Company after the completion of the business combination.

●	The Company’s sponsors, strategic investor, officers and directors will not be eligible to be reimbursed from the funds held in the trust account for out-of-pocket expenses incurred by them on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations if the business combination is not completed. The Company’s audit committee determines which fees and expenses and the amount of expenses are eligible for reimbursement and reviews the reimbursements made to such persons on a quarterly basis. As of September 30, 2020, the aggregate amount of unreimbursed expenses was approximately $ ● .

Vote Required for Approval of the Extension Amendment and the Trust Amendment Proposals

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve each of the Extension Amendment and the Trust Amendment.

Recommendation of the Board

The Board unanimously recommends stockholders vote “FOR” the Extension Amendment and the Trust Amendment.

PROPOSAL 3 – THE DIRECTOR PROPOSAL

Our charter provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board now consists of five directors as set forth below, including biographies, in the section entitled “Directors and Officers.”

Two of the directors, A. Lorne Weil and Daniel B. Silvers, are nominated for election at the Special Meeting as Class III directors to hold office until the annual meeting of stockholders in 2023, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Vote Required for Approval of the Director Proposal

Directors are elected by a plurality of the votes cast at the Special Meeting. The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any nominee.

Recommendation of the Board

The Board unanimously recommends stockholders vote “FOR” the election to the Board of each of the director nominees.

PROPOSAL 4 -- THE AUDITOR PROPOSAL

We are asking stockholders to ratify the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if stockholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our Audit Committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has been engaged as our independent registered public accounting firm since 2017. We expect representatives of Marcum LLP to be present at the Special Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The following is a summary of the fees paid to Marcum LLP for professional services rendered for the fiscal years ended December 31, 2018 and December 31, 2019:

	Dec 31, 2018	Dec 31, 2019

Audit Fees (1)	$79,310	$53,684
Audit-Related Fees (2)	$0	$4,161
Tax Fees	$0	$0
All Other Fees	$0	$0

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The amount shown includes fees for the review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under Audit Fees. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amount shown reflects fees incurred for consultations concerning financial accounting and reporting standards.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required for Approval of the Auditor Proposal

The ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter at the Special Meeting.

Recommendation of the Board

The Board unanimously recommends stockholders vote “FOR” the ratification of the Auditor Proposal.

PROPOSAL 5 –THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment and the Trust Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment and the Trust Amendment.

Vote Required for Approval of the Adjournment Proposal

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote on the matter at the Special Meeting.

Recommendation of the Board

The Board unanimously recommends stockholders vote “FOR” the Adjournment Proposal

CORPORATE GOVERNANCE

Our Board is presently comprised of five (5) members and is divided into three separate classes of directors. One class of directors is normally elected at each annual meeting of stockholders for a term of three (3) years. The term of office of the Class III directors, A. Lorne Weil and Daniel B. Silvers, expires at the Special Meeting and the Board has nominated Messrs. Weil and Silvers for re-election as Class II directors.

The term of the Class I director, Marc J. Falcone, will expire at the 2021 annual meeting of stockholders and term of the Class II directors, Steven M. Rittvo and David L. Weinstein, will expire at the 2022 annual meeting of stockholders.

Directors and Officers

The biographies and other information about our current directors and executive officers are as follows:

Name	Age*	Position	Class	Term
A. Lorne Weil (1)	74	Executive Chairman	III	2020
Daniel B. Silvers (1)	44	Chief Executive Officer and Director	III	2020
Marc J. Falcone	47	Director	I	2021
Steven M. Rittvo	71	Director	II	2022
David L. Weinstein (1)	53	Director	II	2022
George Peng	50	Chief Financial Officer, Treasurer and Secretary
Eric Carrera	31	Senior Vice President — Finance and Business Development

*	As of October XX, 2020

(1)	Messrs. Weil and Silvers are each a nominee for Class III director at the Special Meeting to serve for a three-year term ending in 2023.

A. Lorne Weil has served as our Executive Chairman since our formation in September 2017 and has been a principal of Hydra Management, an investment vehicle formed by Mr. Weil, since September 2014. Mr. Weil serves as Executive Chairman of Inspired Entertainment, Inc., a position he has held since December 2016. Previously, Mr. Weil served as Chairman and CEO of Inspired’s predecessor, Hydra Industries Acquisition Corp., since October 2014. Mr. Weil previously served as Chairman of the Board of Scientific Games Corporation (and its predecessor Autotote Corporation) from October 1991 to November 2013. Mr. Weil also served as the Chief Executive Officer of Scientific Games Corporation (and its predecessor Autotote Corporation) from 1992 to 2008 and from November 2010 to November 2013 (Mr. Weil had retired in 2008) and as the President from August 1997 to June 2005. Under Mr. Weil’s stewardship, the company made a number of significant acquisitions and joint ventures, including the privatization of the off-track betting operations of the State of Connecticut, and the acquisitions of Scientific Games Holdings Corp., IGT Online Entertainment Systems, Global Draw and WMS Industries, and the privatization of the Illinois, New Jersey and Italian lotteries. Prior to joining Scientific Games, Mr. Weil was President of Lorne Weil, Inc., a firm he founded which provided strategic planning and corporate development services to technology-based industries, a role he maintained from 1979 to November 1992. From 1974 to 1979, Mr. Weil was Vice President — Corporate Development at General Instrument Corporation. From 1970 to 1974, Mr. Weil was a manager with the Boston Consulting Group. Mr. Weil received his undergraduate degree from the University of Toronto, an M.S. degree from the London School of Economics and an M.B.A. from Columbia University, where he served for more than 10 years on the Board of Overseers. From 2011 to 2013, Mr. Weil was a director of Avantair Inc. In 2012, Mr. Weil was the sponsor and Chairman of the Board of Andina Acquisition Corp., a Nasdaq-listed blank check company and currently serves as the Non-Executive Chairman of the Board of the successor entity, Tecnoglass Inc.

We believe Mr. Weil is well-qualified to serve as a member of our Board due to his extensive business experience in strategic planning and corporate development, his experience successfully overseeing the IPO of Hydra Industries Acquisition Corp. and its subsequent merger with Inspired Gaming Group, the IPO of Andina and its subsequent merger with Tecnoglass, the contacts he has fostered over the course of his extensive career, as well as his vast operational experience.

Daniel B. Silvers has served as Chief Executive Officer and a Director of the Company since our formation in September 2017. Additionally, he has served as Managing Member of Matthews Lane Capital Partners LLC, an investment firm, since June 2015 and also has served as Executive Vice President and Chief Strategy Officer of Inspired Entertainment, Inc., a company involved in the gaming equipment supplier industry, since December 2016. At Inspired, Mr. Silvers is also a member of the Office of the Executive Chairman. He is the former President of SpringOwl Asset Management LLC, an investment management firm, a position he held from March 2009 to June 2015 (including predecessor entities). From April 2009 to October 2010, Mr. Silvers also served as President of Western Liberty Bancorp, an acquisition oriented holding company that acquired and recapitalized a community bank in Las Vegas, Nevada. Mr. Silvers joined a predecessor of SpringOwl from Fortress Investment Group, a leading global alternative asset manager, where he worked from 2005 to 2009. At Fortress, Mr. Silvers’ primary focus was to originate and oversee due diligence on and asset management for real estate and gaming investments in Fortress’ Drawbridge Special Opportunities Fund. Prior to joining Fortress, Mr. Silvers was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns & Co., Inc. Mr. Silvers serves as a director of Avid Technology, Inc., a global media technology provider. Mr. Silvers previously served on the board of directors of Forestar Group, Inc., International Game Technology, bwin party digital entertainment plc, Universal Health Services, Inc., PICO Holdings, Inc., Ashford Hospitality Prime, Inc. and India Hospitality Corp. Mr. Silvers holds a B.S. in Economics, as well as an M.B.A with a concentration in Finance, from The Wharton School of the University of Pennsylvania.

We believe Mr. Silvers is well-qualified to serve as a member of our Board due to his extensive experience in corporate finance, capital allocation, capital markets and public company governance.

Marc J. Falcone has served as a member of our Board since December 1, 2017. Mr. Falcone has served as the President and Chief Financial Officer of Sightline Payments LLC, a leading digital commerce platform for the gaming industry, since February 2019. Mr. Falcone is also the principal of MF Ventures LLC, a diversified investment platform with investments in companies involved in the hospitality, gaming and leisure industries, including Kentucky Downs located in Franklin, Kentucky, which operates 750 historical horse racing machines. Mr. Falcone is the managing partner of ECL Gaming Management LLC, an investment group that manages the Kentucky Downs. Mr. Falcone served as Executive Vice President, Chief Financial Officer and Treasurer of Red Rock Resorts, Inc. from October 2015 until May 2017 and as Executive Vice President and Chief Financial Officer of Station Casinos LLC from June 2011 until May 2017. Mr. Falcone served as Treasurer of Station Casinos LLC since January 2013 until May 2017. Mr. Falcone also served as Chief Financial Officer of Fertitta Entertainment LLC from October 2010 through May 2016. From June 2008 to October 2010, Mr. Falcone worked at Goldman Sachs & Co. where he focused on restructuring transactions in the hospitality and gaming sectors under that firm’s Whitehall division. From May 2006 to June 2008, Mr. Falcone was a senior analyst at Magnetar Capital, LLC (an alternative asset management firm), covering the gaming, lodging, leisure, REIT and airline industries. From May 2002 to June 2006, Mr. Falcone was a Managing Director for Deutsche Bank Securities Inc. covering gaming, lodging and leisure companies and was recognized as one of the industry’s top analysts. Prior to joining Deutsche Bank Securities Inc., Mr. Falcone worked for Bear, Stearns & Co. Inc., covering the gaming, lodging and leisure industries. Mr. Falcone holds a bachelor’s degree in Real Estate Finance and Hotel Administration from Cornell University.

We believe Mr. Falcone is well-qualified to serve as a member of our Board due to his significant experience as an executive officer at a public company in the leisure sector and investment experience with the leisure sector and leisure-related businesses.

Steven M. Rittvo has served as a member of our Board since December 1, 2017. Since February 2017, Mr. Rittvo serves as Chairman and Chief Executive Officer of Innovation Project Development, a multi-disciplinary development management services company focused on leisure- and residential-related developments. Mr. Rittvo has been with Innovation Project Development since November 2005. In May 1993, Mr. Rittvo co-founded The Innovation Group, Inc., a gaming, hospitality and leisure sector consulting firm headquartered in Denver with offices in New Orleans, Atlantic City, Aspen, Minneapolis and Orlando. Mr. Rittvo served as President of Innovation Group until February 2017. In Mr. Rittvo’s various roles with The Innovation Group, he advised and participated in gaming studies for clients ranging from Caesars Entertainment, MGM Mirage, Pinnacle Entertainment, Mandalay Resort Group, Isle of Capri, Harrah’s Entertainment, Trump Hotels and Casinos, as well as numerous Native American tribes and government agencies throughout the United States and the World. Mr. Rittvo holds a bachelor’s degree in Systems Engineering and a master’s degree in Transportation Engineering and Planning from the Polytechnic Institute of New York.

We believe Mr. Rittvo is well-qualified to serve as a member of our Board due to his significant experience managing leisure-related developments and advising owners, operators and other stakeholders in the leisure sector and leisure-related businesses.

David L. Weinstein has served as a member of our Board since December 1, 2017. Mr. Weinstein is a partner at Belvedere Capital, a real estate investment firm based in New York, and is primarily focused on Belvedere’s investment in Industry City, a six million square foot redevelopment project in Sunset Park, Brooklyn. Mr. Weinstein serves as Chief Executive Officer of GreenAcreage Real Estate Corp., a REIT, a position he assumed in August 2020, and also serves as a director of GreenAcreage. Mr. Weinstein was a partner at Belvedere Capital from September 2008 until October 2013 and rejoined as a partner in 2016. From February 2015 until August 2016, Mr. Weinstein was a member of the board of directors of Forestar Group, Inc. Mr. Weinstein previously served as President and Chief Executive Officer of MPG Office Trust, Inc., a publicly traded office REIT, from November 2010 until the sale of the Company in October 2013. He was a member of the board of directors of MPG Office Trust, Inc. from August 2008 until October 2013. From April 2007 until August 2008, Mr. Weinstein was a Managing Director of West bridge Investment Group/Westmont Hospitality Group, a real estate investment fund focused on hospitality. From 1996 until January 2007, Mr. Weinstein worked at Goldman, Sachs & Co. in New York, first as a Vice President in the real estate investment banking group (focusing on mergers, asset sales and corporate finance) and then, from 2004, as a Vice President in the Special Situations Group (focused on real estate debt investments). Mr. Weinstein holds a Bachelor of Science degree in Economics, magna cum laude, from The Wharton School of the University of Pennsylvania and a Juris Doctor, cum laude, from the University of Pennsylvania Law School. He is a member of the New York State Bar Association.

We believe Mr. Weinstein is well-qualified to serve as a member of our Board due to his real estate banking, investment and management experience, including as a chief executive officer of a publicly traded real estate company, as well as his corporate governance experience through service as a board member of a public company.

George Peng has served as our Chief Financial Officer, Treasurer and Secretary since our formation in September 2017. Additionally, Mr. Peng has been a Principal of Hydra Management, LLC, an investment vehicle of Mr. Weil’s since July 2014 and as Vice President of Finance at Inspired Entertainment, Inc., since January 2017. Previously, he was Chief Financial Officer of Hydra Industries Acquisition Corp., a special-purpose acquisition corporation that acquired Inspired Entertainment, Inc., from August 2015 until January 2017. Before that, Mr. Peng was a consultant to Scientific Games Corporation from May 2013 to April 2014, where he assisted in its integration of the acquisition of WMS Industries. Mr. Peng was focused on the financial and operational impacts of integrating the accounting and finance functions of both companies, including human resource allocation, budgeting, and cost reductions. Prior to consulting to Scientific Games, Mr. Peng was a consultant primarily focused on financial planning and analysis for various industries, including retail and financial services. Previously, he was an Associate in the Investment Banking division of Credit Suisse, focusing on private equity, high yield, and leveraged lending products. Mr. Peng holds an A.B. in Economics from the University of Michigan, Ann Arbor, as well as an M.B.A. with a concentration in Finance from the Anderson School at UCLA. Mr. Peng is a CFA Charter holder, which he was awarded in 2006.

Eric Carrera has served as our Senior Vice President of Finance and Business Development since September 2017. Additionally, Mr. Carrera has served as the Senior Associate of Hydra Management, LLC, an investment vehicle of Mr. Weil, since June 2015 and as Manager of Finance/M&A of Inspired Entertainment, Inc. since January 2017. Mr. Carrera was Senior Vice President at Andina Acquisition Corp. II, a special-purpose acquisition corporation, from November 2015 to March 2018 when it successfully completed its business combination with Lazydays R.V. Center, Inc., a premier RV dealership destination. From June 2011 to February 2015, Mr. Carrera was an international business development associate with Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From September 2011 to December 2013, Mr. Carrera acted as an advisor to Andina Acquisition Corp. and was a member of the team that successfully completed a business transaction with Tecnoglass S.A., a Colombian manufacturer of glass and windows. Mr. Carrera received a B.S. from Boston University School of Management and is also a CFA Charter holder.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Falcone, Rittvo and Weinstein are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Board Committees

The Board established two standing committees upon consummation of our IPO in December 2017: an audit committee and a compensation committee. For the year ended December 31, 2019, the Board held seventeen meetings and the audit committee held four meetings. The compensation committee did not meet during 2019. All directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which they served during 2019. We do not have a policy regarding director attendance at annual meetings, but encourage directors to attend if possible. Four of the directors attended the 2019 annual meeting (one in person and three by telephone).

The composition and responsibilities of each Board committee are described below. Each committee’s charter is available on our website at www.leisureacq.com. Members of a committee will serve until their resignation or until otherwise determined by the Board.

Audit Committee

The members of our audit committee are Messrs. Falcone, Rittvo and Weinstein. Mr. Falcone currently serves as Chairman of the audit committee. All members of the audit committee qualify as independent directors under applicable rules and regulations of the SEC and Nasdaq.

Each member of the audit committee is financially literate and our Board has determined that Mr. Falcone qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Falcone, Rittvo and Weinstein. Mr. Weinstein currently serves as Chairman of the compensation committee. All members of the compensation committee qualify as independent directors under applicable rules and regulations of the SEC and Nasdaq.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of such goals and objectives and determining and approving the compensation of the Chief Executive Officer;

●	reviewing and approving the compensation of the other executive officers;

●	reviewing executive compensation policies and plans;

●	administering equity-based compensation plans;

●	reviewing and approving the terms of employment agreements, severance agreements and similar arrangements for executive officers;

●	producing a report on executive compensation to be included in the annual proxy statement in accordance with applicable rules and regulations of the SEC in effect from time to time; and

●	reviewing, modifying and approving (or, as it deems appropriate, recommending to the Board for determination and approval) the compensation for non-employee directors.

It is likely that prior to the consummation of a business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time. Currently, our Chief Executive Officer and Chairman roles are separately held by Mr. Silvers and Mr. Weil, respectively. The majority of our directors are independent and the Board’s standing committees are comprised solely of independent directors. Our Board oversees our risk management process focusing on our general risk management strategy to ensure appropriate risk mitigation strategies are implemented by management. Further, presentations by management to our Board include consideration of the challenges and risks that we face, and our Board and management engage in discussion on these topics. In addition, our Board committees consider risk within their areas of responsibility. In particular, our Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. Copies of our Code of Ethics and our audit committee and compensation committee charters are available, without charge, on our website at www.leisureacq.com or upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws. Stockholder recommendations should be submitted in writing to: Leisure Acquisition Corp., 250 West 57th Street, Suite 415, New York, New York 10107, Attention: Secretary.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholder Communications

Stockholders may communicate with the Board or with a specific director at any time by writing to us at 250 West 57th Street, Suite 415, New York, New York 10107, Attention: Secretary, or calling (646) 565-6940. We review all messages received and forward messages that reasonably appear to be communications from a stockholder intended to be made to one or more directors about a matter of stockholder interest. Such messages are forwarded as soon as practicable, to the particular director to whom they are addressed or, if not so addressed, to our Executive Chairman. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to directors.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our Board, except that Mr. Weil, our Executive Chairman, is Executive Chairman of Inspired Entertainment, Inc. and Mr. Silvers, our Chief Executive Officer and a member of our Board, is an executive officer of Inspired Entertainment, Inc.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity that is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity and not to us. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our business combination. In addition, our amended and restated certificate of incorporation provides for the waiver of any requirement to present corporate opportunities to us to the extent it would conflict with competing duties owed to other entities. Our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Executive Compensation

None of our officers or directors has received any cash (or non-cash) compensation for services rendered to us. Commencing on December 1, 2017, under an administrative services agreement, we agreed to pay our Hydra sponsor, or its affiliates or assignees, a total of up to $10,000 per month for office space, utilities and secretarial and administrative support until completion of our business combination. Effective June 30, 2020, our Hydra Sponsor agreed to stop charging the monthly administrative fee and forgave the $71,000 outstanding balance due under the agreement.

We may pay our sponsors or any of our existing officers or directors, or any entity with which they are affiliated, a finder’s fee, consulting fee or other compensation in connection with identifying, investigating and completing our business combination. These individuals will also be reimbursed for any out of pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. In addition, to facilitate the Company’s business interests in identifying potential target businesses, we have reimbursed certain professional networking organization membership fees. Our audit committee reviews on a quarterly basis all payments that were made to our sponsors, strategic investor, officers, directors or our or their affiliates and will determine which fees and expenses and the amount of expenses that will be reimbursed.

After the completion of our business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have obtained a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions of our amended and restated certificate of incorporation, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Issuance of Founder Shares

In September 2017, we issued an aggregate of 7,187,500 founder shares to our sponsors, the strategic investor and certain members of management or their affiliates for an aggregate purchase price of $25,000 in cash, or approximately $0.003 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our IPO. In October 2017, our Hydra sponsor transferred 203,957 of its founder shares to certain of our officers and professionals. In October 2017, certain of our initial stockholders transferred 711,250 of their founder shares to our strategic investor, with 355,625 of the shares subject to return to such stockholders if certain specified market price levels for our common stock are exceeded following the closing of the business combination. In November 2017, our Hydra sponsor transferred 25,000 founder shares to each of Messrs. Falcone, Rittvo and Weinstein, our independent directors. In December 2017, in connection with the completion of our IPO, and in January 2018, following the expiration of the underwriter’s over-allotment option, our initial stockholders forfeited 1,437,500 and 750,000 shares, respectively, which reduced the aggregate number of outstanding founder shares to 5,000,000 so as to maintain the aggregate ownership of founder shares at 20% of our outstanding shares immediately following the consummation of our IPO. The founder shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Private Placement Warrants

Affiliates of our sponsors, the strategic investor and certain members of management purchased an aggregate of 6,825,000 private placement warrants for a purchase price of $1.00 per whole warrant concurrent with the closing of the IPO. Each private placement warrant entitles the holder to purchase one share of our common stock at an exercise price of $11.50 per share. The private placement warrants (including the common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. We issued an aggregate of an additional 1,000,001 private warrants to our sponsors and strategic investor in connection with their conversion of promissory notes covering $1,000,000 of loans to the Company under the Company’s expense advancement agreement (see section below for “expense advancement agreement”).

Contingent Forward Purchase Contract with Strategic Investor

On December 1, 2017, our strategic investor entered into a contingent forward purchase contract with us to purchase, in a private placement for gross proceeds of approximately $62,500,000 to occur concurrently with the consummation of our business combination, 6,250,000 of our units on substantially the same terms as the sale of units in our IPO at $10.00 per unit. The funds from the sale of this private placement units may be used as part of the consideration to the sellers in the business combination; any excess funds from this private placement may be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their shares and provides us with an increased minimum funding level for the business combination.

Our strategic investor’s obligation to purchase our units and shares of common stock under the contingent forward purchase contract is subject to the following closing conditions:

●	the representations and warranties made by us in the contingent forward purchase contract shall be true and correct in all material respects;

●	all covenants, agreements and conditions contained in the contingent forward purchase contract shall have been performed by us;

●	we have obtained all blue sky law permits and qualifications required by any state for the offer and sale of the private placement securities; and

●	our strategic investor has provided its consent to the business combination, which it may withhold for any reason.

In addition, under the contingent forward purchase contract, we and the strategic investor agreed to indemnify each other against certain liabilities and we have additionally agreed to indemnify the strategic investor and certain of its affiliates against certain liabilities arising out of or relating to our IPO or our subsequent operations.

On December 27, 2019, in connection with the previously proposed business combination with GTWY Holdings, an amendment to the contingent forward purchase contract was effected to provide that the contingent forward purchase contract would terminate as of, and contingent upon, the closing of the transaction with GTWY Holdings such that the strategic investor would instead purchase 3,000,000 units of GTWY Holdings’ equity securities for a purchase price of $10.00 per unit. The original terms of the contingent forward purchase contract remain operative for a business combination with another target.

Administrative Services Agreement

On December 1, 2017, we entered into an administrative services agreement with our Hydra Sponsor under which we agreed to pay our Hydra sponsor, or its affiliates or assignees, a total of up to $10,000 per month for office space, utilities and secretarial and administrative support until completion of our business combination. Effective June 30, 2020, our Hydra Sponsor agreed to stop charging the monthly administrative fee and forgave the $71,000 outstanding balance due under the agreement.

Promissory Notes

We entered into promissory notes with our sponsors in September 2017 whereby they agreed to loan us up to an aggregate of $400,000 to be used for a portion of the expenses of our IPO. These loans were non-interest bearing, unsecured and were due at the earlier of June 30, 2018 or the IPO Closing Date. These loans were repaid upon the closing of our IPO.

Expense Advancement Agreement

In order to finance transaction costs in connection with an intended business combination, we entered into an expense advancement agreement with our sponsors and strategic investor on December 1, 2017 under which they committed to loan us an aggregate of $1,000,000 pursuant to drawdowns from time to time in the event that funds held outside of the trust are insufficient to fund our expenses after our IPO and prior to our business combination (including investigating and selecting a target business and other working capital requirements). On January 15, 2020, we issued promissory notes pursuant to drawdowns under the agreement in the aggregate amount of $1,000,000, which the holders elected to convert on June 25, 2020 in accordance with the terms thereunder into warrants at a price of $1.00 per warrant. An additional $125,000 remains available for drawdown pursuant to an amendment to the expense advancement agreement dated June 29, 2020. The promissory notes do not bear any interest. The Company has not yet utilized the remaining commitment but expects to repay any such loaned amounts out of the proceeds of the trust account released upon completion of a business combination. Alternatively, the sponsors and strategic investor would have the option to convert the promissory notes to warrants at a price of $1.00 per warrant. In the event the Company does not complete the business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Accordingly, if the business combination is not completed, the Company will most likely not be able to repay the loans.

Potential Payments after the Business Combination

After our business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Registration Rights

The holders of the founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to a registration rights agreement entered into by us on the closing of the IPO, which requires us to register such securities for resale. Each of our sponsors (collectively with their respective affiliates) and strategic investor is entitled to make up to two demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of our business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the founder shares, on the earlier of (A) one year after the completion of our business combination or earlier if, subsequent to our business combination, the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after our business combination, or (B) the date following the completion of our business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the private placement warrants and the respective common stock underlying such warrants, 30 days after the completion of our business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us at October ●, 2020 with respect to the beneficial ownership of our common stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors and executive officers that beneficially own shares of our common stock; and

●	all directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Number of Shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Percentage
A. Lorne Weil and affiliated entities(2)	1,134,742	18.12%
Daniel B. Silvers and affiliated entities(3)	1,128,370	18.02%
Marc J. Falcone	25,000	*
Steven M. Rittvo	25,000	*
David L. Weinstein	25,000	*
George Peng	87,014	1.39%
Eric Carrera	54,701	*
All directors and executive officers as a group (seven individuals)	2,479,827	39.60%
Greater than 5% holders
HG Vora Capital Management, LLC(4)	3,462,500	55.29%

*	Less than one percent.

(1)	This table is based on 6,262,283 shares of common stock outstanding as of October ●, 2020. Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. We believe that each person listed above has sole voting and investment power with respect to the shares listed except as described in the footnotes below and subject to applicable community property laws and similar laws. The Company’s warrants are not exercisable currently or within 60 days; accordingly, any such holdings of the persons listed are not reflected in this table. Unless otherwise noted, the business address of each of the holders is c/o Leisure Acquisition Corp., 250 West 57th Street, Suite 415, New York, New York 10107.

(2)	Represents 266,900 shares held of record by Mr. Weil and 867,842 shares held of record by Hydra LAC, LLC. Mr. Weil is the managing member of Hydra LAC, LLC. Mr. Weil expressly disclaims beneficial ownership of such shares as to which he does not have a pecuniary interest.

(3)	Represents 887,127 shares held of record by MLCP GLL Funding, LLC, of which Matthews Lane Capital Partners LLC is the manager, and 241,243 shares held of record by Matthews Lane Capital Partners LLC. Mr. Silvers is the managing member of Matthews Lane Capital Partners LLC.

(4)	Based on a Schedule 13G/A filed with the SEC on February 14, 2019 and a Form 4 filed with the SEC on January 17, 2018 by HG Vora Capital Management, LLC, the investment manager of HG Vora Special Opportunities Master Fund, Ltd. The business address of HG Vora Capital Management is 330 Madison Avenue, 20th Floor, New York, New York 10017.

Our insiders and other initial stockholders beneficially own approximately [95.8%] of the outstanding shares of our common stock. The holders, which include our sponsors, strategic investor and our directors and executive officers, have agreed to vote any shares owned by them in favor of any proposed business combination.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019 with management, and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in its Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, as required by applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2019 be included in the Company’s annual report on Form 10-K for such fiscal year for filing with the SEC.

Respectfully submitted,

Audit Committee of the Board of Directors

/s/ Marc J. Falcone, Chairman

/s/ Steven M. Rittvo

/s/ David L. Weinstein

OTHER MATTERS

Stockholder Proposals

If the Extension is completed, we anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021, subject to change if we complete an initial business combination and in such case we would then hold our annual meeting as required by applicable law and regulation. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to stockholders at the 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Leisure Acquisition Corp., 250 West 57th Street, Suite 415, New York, New York 10107 a reasonable time before we begin to print and send our proxy materials for the annual meeting.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at www.sec.gov or at our website at www.leisureacq.com. If you have questions about the proxy statement or require assistance voting your shares, please contact us by telephone or in writing:

George Peng

Chief Financial Officer and Secretary

Leisure Acquisition Corp.

250 West 57th Street, Suite 415

New York, New York 10107

Tel: (646) 565-6940

If you intend to seek redemption of your public shares, and have questions regarding tendering your shares please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

ANNEX A

PROPOSED FOURTH AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LEISURE ACQUISITION CORP.

● , 2020

Leisure Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is Leisure Acquisition Corp. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 11, 2017 and was amended by the Certificate of Amendment, which was filed with the Secretary of State of Delaware on September 11, 2017 (the “Original Certificate”). A first amended and restated certificate of incorporation was filed with the Secretary of State of Delaware on November 30, 2017 (the “First Amended and Restated Certificate”). A second amended and restated certificate of incorporation was filed with the Secretary of State of Delaware on December 1, 2017 (the “Second Amended and Restated Certificate”). A first amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of Delaware on December 5, 2019. A second amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of Delaware on March 26, 2020. A third amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of Delaware on June 29, 2020.

2. This Amendment to the Second Amended and Restated Certificate (this “Amendment”) amends the Second Amended and Restated Certificate, as amended.

3. This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 the General Corporation Law of the State of Delaware (the “DGCL”).

4. The text of Section 9.1(b) of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on November 3, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by ●  , 2021 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of any of Hydra Management, LLC or Matthews Lane Capital Partners LLC (the “Sponsors”), or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

A-1

5. The text of Section 9.2(d) of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated a Business Combination by ●  , 2021, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $75,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6. The text of Section 9.7 of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by ●  , 2021, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, Leisure Acquisition Corp. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

LEISURE ACQUISITION CORP.

By:
Name:
Title:

A-2

ANNEX B

PROPOSED AMENDMENT NO. 4
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”) to the Investment Management Trust Agreement is made as of   ●  , 2020 by and between Leisure Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into the Investment Management Trust Agreement (“Trust Agreement”) effective as of December 1, 2017 and as amended on December 5, 2019, March 26, 2020 and June 29, 2020;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of stockholders of the Company (the “Special Meeting”) held on ●  , 2020, holders of at least 65% of the Company’s outstanding shares approved, among other items, (i) a proposal to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation, as amended, to extend the date by which the Company shall be required to effect a Business Combination to ● , 2021, or such earlier date determined by the Board (the “Extended Date”) and (ii) a proposal to extend the date on which the Trustee must commence liquidating the Trust Account (the “Trust Amendment”) in the event the Company has not consummated a Business Combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Extension Amendment with the Secretary of State of the State of Delaware;

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i)	Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $75,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) ● , 2021, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $75,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

2.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Leisure Acquisition Corp.

By:
Name:
Title:

[Form of Proxy Card]

LEISURE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

●  , 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated  ●  , 2020, in connection with the Special Meeting to be held on ●  , 2020 at ● a.m., local time, at the Company’s offices at 250 West 57th Street, Suite 415, New York, New York 10107, and hereby appoints A. Lorne Weil, Daniel B. Silvers and George Peng, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Leisure Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT, THE TRUST AMENDMENT, THE DIRECTOR PROPOSAL, THE AUDITOR PROPOSAL AND THE ADJOURNMENT PROPOSAL CONSISTING OF PROPOSALS 1, 2, 3, 4 AND 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on ●  , 2020: The Notice of Special Meeting and Proxy Statement and the 2019 Annual Report on Form 10-K are available through the Investors link of the Company’s website at www.leisureacq.com.

Proposal 1 – Extension Amendment
Proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to extend the date by which the Company must consummate a business combination from December 1, 2020 to ● , 2021.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 2 – Trust Amendment
Proposal to amend the Company’s investment management trust agreement, dated December 1, 2017, as amended, by and between the Company and Continental Stock Transfer & Trust Company to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from December 1, 2020 to ● , 2021.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 – Director Proposal
Proposal to elect two directors to serve as Class III directors on the Board until the 2023 annual meeting of stockholders or until their respective successors are elected and qualified.	FOR	WITHHOLD

A. Lorne Weil	☐	☐
Daniel B. Silvers	☐	☐

Proposal 4 – Auditor Proposal
Proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 5 – Adjournment Proposal
Proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the foregoing proposals.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Date:___________________________, 2020

Shareholder’s Signature

Shareholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.